                     SECURITIES AND EXCHANGE COMMISSION


                            Washington D.C. 20549

                                  Form 8-K

                   Pursuant to Section 12 or 15(d) of the
                     Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): 09/25/97

                       FINANCIAL ASSET SECURITIES CORP

           (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT
         DATED AS OF DECEMBER 9, 1996, PROVIDING FOR THE ISSUANCE OF
                   CITYSCAPE HOME EQUITY LOAN TRUST 1996-4
                   HOME EQUITY PASS-THROUGH CERTIFICATES)
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           (Exact name of registrant as specified in its charter)

           Delaware             333-21071-12            41-1864716
           --------             ------------            ----------
 (State or Other Jurisdiction   (Commission         (I.R.S. Employer
       of Incorporation         File Number)     Identification Number)

                             600 Steamboat Road
                        Greenwich, Connecticut  06830
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                     (Address of Principal    (Zip Code)
                      Executive Offices)

     Registrant's telephone number, including area code: (203) 625-2700

 Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

 (a) Not applicable
 (b) Not applicable
 (c) Exhibits:
 20.1 Cityscape Home Equity Pass-Through Certificates
      Series 1996-4 Distribution Statement dated 09/25/97.


 Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 Date: 09/18/97

 FINANCIAL ASSET SECURITIES CORP by First Trust National Association, as Trustee for Cityscape Home Equity Loan Trust 1996-4, Home Equity Pass-Through Certificates.

 By:    /s/ Lynn Steiner
    --------------------------------------
 Name:    Lynn Steiner
 Title:   Vice President
 Company: First Trust National Association